SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 25, 2007

PROMOTORA VALLE HERMOSO, INC.

Florida	000-27199	020755762
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1809 E. Broadway St., Ste. 346 Oviedo, Fl.	32765
(Address of Principal Executive Offices)	(Zip Code)

(800) 377-2137
Registrant's Telephone Number, Including Area Code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

The Company has signed a definitive agreement to acquire Bauelemente V. Kuhn Inc. for 1,000,000 USD paid in Company common stock at the Friday, October 19th closing price. The company issued a Press Release on October 25, 2007.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number         Description

99.1                             Press release issued by Promotora Valle Hermoso, Inc. October 25, 2007

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

PROMOTORA VALLE HERMOSO, INC.

Date: October 25, 2007	By:	/s/ Ramon Rosales
Ramon Rosales
Chief Executive Officer